SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 19, 2008

CHINA VALVES TECHNOLOGY, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-28481	86-0891931
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No.93 West Xinsong Road, Kaifeng City, Henan Province, P.R.C.
(Address of Principal Executive Offices)

86-378-2925211
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(1)           Previous Independent Auditors:

(i) On February 19, 2008, Madsen & Associates CPAs, Inc. (“Madsen”) was dismissed as independent auditor for the Company.  On February 19, 2008, the Company engaged Moore Stephens Wurth Frazer & Torbet, LLP (“Moore Stephens”) as its principal independent accountant.  This decision to engage Moore Stephens was ratified by the majority approval of the Board of Directors of the Company.

(ii) Management of the Company has not had any disagreements with Madsen related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.  For the two most recent fiscal years and any subsequent interim period through Madsen’s termination on February 19, 2008, there has been no disagreement between the Company and Madsen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Madsen would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) The Company’s Board of Directors participated in and approved the decision to change independent accountants.

(iv) In connection with its review of financial statements through February 19, 2008, there have been no disagreements with Madsen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Madsen would have caused them to make reference thereto in their report on the financial statements.

(v) During the most recent audit period and the interim period subsequent to February 19, 2008 there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Madsen furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as an Exhibit to this Form 8-K.

 (2)New Independent Accountants:

(i) The Company engaged Moore Stephens Wurth Frazer & Torbet, LLP (“Moore Stephens”) as its new independent auditors as of February 19, 2008.  Prior to such date, the Company, did not consult with Moore Stephens regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

Item 9.01 Financial Statement and Exhibits.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

None

(b)  PRO FORMA FINANCIAL INFORMATION.

None

(d)  EXHIBITS

Exhibit No.	Description

16.1	Letter from Madsen & Associates CPAs, Inc.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA VALVES HOLDING LIMITED, CO.

Date: February 19, 2008	By:	/s/ Fang Si Ping
Fang Si Ping Director and Chief Executive Officer